UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2016

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Howard Street,

San Francisco, CA 94105

(Address of Principal Executive Office, Including Zip Code)

(415) 278-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Gymboree Corporation (the “Company”) today announced that the previously announced sale to Zeavion Holding Pte. Ltd. (“ZEAVION”) of the Company’s global Play & Music business, including all of the equity of Gymboree Play Programs, Inc. (the “Transaction”) closed on July 15, 2016. The execution of the definitive agreement related to the Transaction (the “Purchase Agreement”) was announced in the Current Report on the Form 8-K filed by the Company with the SEC on June 28, 2016. Pursuant to the terms of the Transaction, the Company received approximately $127.5 million in gross cash proceeds from ZEAVION, subject to certain post-closing purchase price adjustments. At closing, the Company and ZEAVION (and/or their respective affiliates) also entered into certain other agreements, including a license and assignment agreement for the sale and licensing of certain intellectual property of Gym-Mark, Inc., a wholly-owned subsidiary of the Company, related to the Play & Music business. The parties also entered into a transition services agreement and an employee lease agreement at closing.

Following the Transaction, Gymboree (Tianjin) Educational Information Consultation Co. Ltd. (“Gymboree Tianjin”) will no longer be a variable interest entity (“VIE”) of the Company, as the Company is no longer part of a related party group that controls the VIE and absorbs the economics of the VIE. The removal of Gymboree Tianjin from the Company’s financial statements is reflected in the pro forma financial information attached hereto as Exhibit 99.1.

The foregoing description of the Purchase Agreement and the Transaction contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Cautionary Note Regarding the Purchase Agreement

The Purchase Agreement has been incorporated by reference to provide investors with information regarding its terms and conditions and is not intended to provide any factual information about the Company, ZEAVION or any of their respective affiliates. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the signing of the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk, rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts, since they were made only as of the date of the Purchase Agreement and are modified in important part by the underlying confidential disclosure schedules.

Forward-Looking Statements

Statements in this filing, including the information incorporated by reference herein, that are not historical in nature, including with respect to the anticipated effects of the Transaction, are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors, including, among others, those described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2016, that may cause actual results to be materially different from any anticipated results expressed or implied by these forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Pro forma financial information reflecting the Transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company is also furnishing supplementary financial information as Exhibit 99.2 to reflect the impact of the Transaction on Adjusted EBITDA, as reported in the Company’s earnings release furnished to the Securities and Exchange Commission on Form 8-K on June 13, 2016 (the “Earnings Release”). Adjusted EBITDA is a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). A reconciliation of pro forma net income (loss) attributable to the Gymboree Corporation to pro forma adjusted EBITDA is included in Exhibit 99.2 attached hereto. For a complete description of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income (loss) in prior periods, refer to the Earnings Release.

The unaudited pro forma condensed consolidated financial information and supplemental schedule are presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the Transaction as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the Company.

Exhibit 99.2 furnished in this Item 9.01 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Current Report on Form 8-K.

(d)	Exhibits.

No.	Description

2.1*	Share Purchase Agreement by and among The Gymboree Corporation and Zeavion Holding Pte. Ltd. dated June 28, 2016.

99.1	Pro Forma Condensed Consolidated Financial Statements of The Gymboree Corporation for the fiscal years ended January 30, 2016, January 31, 2015 and February 1, 2014, and for the 13 weeks ended April 30, 2016, and as of April 30, 2016.

99.2	Supplemental Schedule of Pro Forma Adjusted EBITDA (Non-GAAP).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish to the U.S. Securities and Exchange Commission copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Date: July 21, 2016	By:	/s/ Andrew North
Name: Andrew North
Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description

2.1*	Share Purchase Agreement by and among The Gymboree Corporation and Zeavion Holding Pte. Ltd. dated June 28, 2016.

99.1	Pro Forma Condensed Consolidated Financial Statements of The Gymboree Corporation for the fiscal years ended January 30, 2016, January 31, 2015 and February 1, 2014, and for the 13 weeks ended April 30, 2016, and as of April 30, 2016.

99.2	Supplemental Schedule of Pro Forma Adjusted EBITDA (Non-GAAP).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish to the U.S. Securities and Exchange Commission copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.